                                                                EXHIBIT 99(b)(6)

            Project Daisy

            Strategic Discussion Materials


            Strictly Private and Confidential
            Chase Securities

            May 12, 1999


[LOGO] CHASE

Table of Contents

Executive Summary...........................................................   I

Treasure Chest Advertising .................................................  II

Webcraft, Inc. ............................................................. III

Laser Tech Color, Inc. .....................................................  IV

Columbine JDS Systems.......................................................   V


[LOGO] CHASE                                                                   2

--------------------------------------------------------------------------------
                               Executive Summary
--------------------------------------------------------------------------------


[LOGO] CHASE                                                                   3

Executive Summary
Agenda
================================================================================

Chase is pleased to present to Thomas H. Lee Company, the following financial and strategic observations regarding Big Flower

o Preliminary break-up valuation insights employing the following methodologies for each Daisy business segment:

      -     Public Comparatives

      -     Precedent Transactions

      -     Discounted Cash Flow

o Review of strategic position and financial performance comparison by segment based on relevant peer group

o     Discussion of historical valuation trends

o     Issues for further consideration include:

      -     Capital structure alternatives and return implications

      -     Recapitalization accounting treatment for Daisy and Columbine

      - Structure of security related to new media / internet minority interests


[LOGO] CHASE                                                                   4

Executive Summary
Preliminary Valuation Analysis
================================================================================

Segment Comparative Multiples Analysis

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 1998         LTM      LTM 6/30/99E
                                                          Preliminary           1998        Implied EBITDA  6/30/99E  Implied EBITDA
Segment                                                 Valuation Range       Statistic         Multiple    Statistic    Multiple
------------------------------------------------------------------------------------------------------------------------------------
                                                        Low   -   High                       Low  -  High
TC Advertising                                        $815.0     $875.0        $135.3       6.0x  -   6.5x    $138.6   5.9x  -  6.3x
Webcraft (1)                                           530.0      580.0          68.6       7.7x  -   8.5x      65.4   8.1x  -  8.9x
Laser Tech                                             250.0      280.0          38.6       6.5x  -   7.2x      38.1   6.6x  -  7.4x
Columbine                                              180.0      210.0          19.3       9.3x  -  10.9x      19.0   9.5x  - 11.1x
------------------------------------------------------------------------      --------                       --------
Total Segment Enterprise Value (2)                  $1,774.9   $1,945.0        $261.8       6.8x  -   7.4x    $261.0   6.8x  -  7.5x
------------------------------------------------------------------------      --------                       --------

Adjustments
Less:
      Corporate Overhead (3)                          (133.3)    (133.3)
      Debt (4)                                        (926.3)    (926.3)
Plus:
      Cash (4)                                           8.7        8.7
      Option Proceeds                                   47.3       47.3
                                                      ------     ------
Total Equity Value                                    $771.2     $941.3
                                                      ======     ======
Primary Shares                                        19.700     19.700
Options (5)                                            3.041      3.041
QUIPs (6)                                              3.902      3.902
                                                      ------     ------
Fully-Diluted Shares                                  26.643     26.643
                                                      ======     ======
------------------------------------------------------------------------
Implied Value Per Share Base Business                 $28.95     $35.33
------------------------------------------------------------------------
New Media / Internet Investments (7)                   125.1      125.1
                                                      ------     ------
New Media / Internet Investments per Share (7)          4.69       4.69
                                                      ------     ------
------------------------------------------------------------------------
Total Implied Value Per Share                         $33.64     $40.02
------------------------------------------------------------------------

Notes:

(1) Webcraft segment valuation includes Specialty Products. Pro Forma for the sale of Specialty Products; (1998 EBITDA of $9.1 million), estimated at a multiple of 5.0x, or $45.5 million, the implied pro forma multiple for Webcraft is 8.0x to 9.0x.

(2) Total segment enterprise value is before corporate overhead.

(3) Corporate overhead of $14.8 million is capitalized at a 9.0x multiple.

(4) Cash and debt are based on 1998 management estimates. Debt includes $108.4 million off-balance sheet A/R Facility.

(5) Diluted shares includes 3.041mm outstanding options at average strike of $15.54.

(6) $112.5 million QUIPS are convertible into 3.902 million common shares.

(7) New Media / Internet Investments are valued at $125.1 million based on available information for public securities only. Value is not tax effected.
--------------------------------------------------------------------------------

[LOGO] CHASE                                                                   5

Executive Summary
Preliminary Valuation Considerations
================================================================================
The following table provides summary detail on the segment valuation methodology employed herein. A more detailed analysis is provided in the following discussion of each business segment.

---------------   --------------------------------------------------------------
Segment           Considerations
---------------   --------------------------------------------------------------
TC Advertising    Public Comparative Companies: Range assumed at 5.5x to 6.5x
                  EBITDA, with a market premium evident for the economies of scale realized by larger industry players. Relevant comps include World Color Press (5.7x), R.R. Donnelley (7.2x),
                  Quebecor Printing (7.4x), Cadmus (4.8x) and Banta Corp.
                  (4.8x).

                  Precedent Transactions: Historical range from 6.0x to 7.0x (pre-synergies). Transaction detail page 18.

                  Segment DCF: DCF based on management estimates and calculated based on a range of exit multiples in year 5 from 5.5x to 6.0x. Cash flows are discounted at rates from 10.00% to 12.00%.

                  Overall Valuation Range: Range of 6.0x to 6.5x is most influenced by trading comparatives and by TCA's segment leadership and scale and the degree to which the division is transitioning to higher value added businesses.

Webcraft Public Comparative Companies: Closest comparative, Advo at 7.3x. Other comparatives include Harte Hanks (12.5x) and Valassis Communications (13.6x), but are less relevant given the higher value added content of each company's business portfolio.

                  Precedent Transactions: Limited relevant comparative universe, assumed range 7.0x to 9.0x. Transaction detail page 27.

                  Segment DCF: DCF based on management estimates and calculated based on a range of exit multiples in year 5 from 7.0x to 8.0x, discounting cash flows at rates from 10.00% to 12.00%.

                  Overall Valuation Range: The range of 7.7x to 8.5x is assumed. A discount to public comparative companies, Harte Hanks and Acxiom, has been applied due to Webcraft's higher percentage of lower margin mail and printing business. A premium to public comparative, Advo (7.3x) has been applied to reflect Webcraft's higher value added business mix and stronger margins.

Laser Tech        Public Comparative Companies: Range assumed at 7.0x to 8.0x
                  EBITDA. Relevant comps include Applied Graphics Technology
                  (7.7x), Schawk (8.0x), and Unidigital (7.7x).

                  Precedent Transactions: Historical range from 4.0x to 6.0x for smaller, niche companies and 6.0x to 7.5x for larger strategic acquisitions. Transactions detail page 36.

                  Segment DCF: DCF based on management estimates and calculated based on a range of exit multiples in year 5 from 4.0x to 6.0x, discounting cash flows at rates from 10.00% to 12.00%.

                  Overall Valuation Range: The range of 6.5 to 7.2x is most influenced by public comparatives, discounting for the historical range of smaller precedent transactions.

Columbine         Public Comparative Companies: Range assumed at 10.0x to 14.0x
                  EBITDA. Enterprise is the only public competitor. Comps include Enterprise Software (12.6x), DST Systems (13.6x),
                  Epicor Software (9.8x) and Convergys (10.2x).

                  Precedent Transactions: Relevant range assumed from 7.5x to below 9.5x. Transactions detail page 43.

                  Segment DCF: DCF based on management estimates and calculated based on a range of exit multiples in year 5 from 7.0x to 8.0x, discounting cash flows at rates from 10.00% to 12.00%.

                  Overall Valuation Range: The range of 9.3 to 10.9x is most influenced by recent multiples for comparative companies and Columbine's relative position in media software business. Columbine's value benefits from its platform as a potential industry consolidator, but is discounted for the limited broader universe of strategic acquirers in the media software industry.


[LOGO] CHASE                                                                   6

Executive Summary
Preliminary Valuation Analysis
================================================================================

Segment Valuation Summary: Implied EBITDA Multiples

--------------------------------------------------------------------------------
                             Printing / Ad Inserts
--------------------------------------------------------------------------------

[The following table was depicted as a bar chart in the printed material]

                                                        1998 EBITDA: $135.3
                                                        Low           High
                                                       ---------------------
Comparable Public Companies      $740 - $875            5.50x         6.50x

Precedent Transactions           $810 - $950            6.00x         7.00x

DCF Valuation                    $840 - $960            6.20x         7.10x

Implied Valuation Range          $815 - $875            6.00x         6.50x
                                                       ---------------------


--------------------------------------------------------------------------------
                                Direct Marketing
--------------------------------------------------------------------------------

[The following table was depicted as a bar chart in the printed material]

                                                        1998 EBITDA: $68.6
                                                        Low           High
                                                       ---------------------
Comparable Public Companies      ADVO 7.30x ($500)      7.30x

Precedent Transactions           $480 - $620            7.00x         9.00x

DCF Valuation                    $570 - $750            8.30x         10.90x

Implied Valuation Range          $530 - $580            7.70x         8.50x
                                                       ---------------------


--------------------------------------------------------------------------------
                                    Premedia
--------------------------------------------------------------------------------

[The following table was depicted as a bar chart in the printed material]

                                                        1998 EBITDA: $38.3
                                                        Low           High
                                                       ---------------------
Comparable Public Companies      $250 - $310            7.00x         8.00x

Precedent Transactions           $150 - $290            4.00x         7.50x

DCF Valuation                    $230 - $340            6.00x         8.90x

Implied Valuation Range          $250 - $280            6.50x         7.20x
                                                       ---------------------


--------------------------------------------------------------------------------
                      Media Software / Broadcast Services
--------------------------------------------------------------------------------

[The following table was depicted as a bar chart in the printed material]

                                                        1998 EBITDA: $19.3
                                                        Low           High
                                                       ---------------------
Comparable Public Companies      $190 - $270            10.00x        14.00x

Precedent Transactions           $140 - $180            7.50x         9.50x

DCF Valuation                    $250 - $290            13.00x        15.00x

Implied Valuation Range          $180 - $210            9.30x         10.90x
                                                       ---------------------


[LOGO] CHASE                                                                   7

Executive Summary
Summary Trading Comparatives
================================================================================

Enterprise Value to LTM EBITDA Multiple Comparison

--------------------------------------------------------------------------------
                             Printing / Ad Inserts
--------------------------------------------------------------------------------

   [The following table was depicted as a bar chart in the printed material.]

PRW                            7.4x
DNY                            7.2x
BGF                            6.5x
WRC                            5.7x
CDMS                           4.8x
BN                             4.8x

Mean = 6.0x


--------------------------------------------------------------------------------
                                Direct Marketing
--------------------------------------------------------------------------------

   [The following table was depicted as a bar chart in the printed material.]

POS                           22.3x
ACXM                          15.9x
SNC                           15.2x
VCI                           13.6x
HHS                           12.5x
MARC                          12.2x
AD                             7.3x
BGF                            6.5x
ABII                           5.9x

Mean = 12.4x


--------------------------------------------------------------------------------
                                    Premedia
--------------------------------------------------------------------------------

   [The following table was depicted as a bar chart in the printed material.]

SGK                            8.0x
AGTX                           7.7x
UNDG                           7.7x
BGF                            6.5x

Mean = 7.8x


--------------------------------------------------------------------------------
                      Media Software / Broadcast Services
--------------------------------------------------------------------------------

   [The following table was depicted as a bar chart in the printed material.]

CSGS                          29.6x
DST                           13.6x
ENSW                          12.6x
CVG                           10.2x
EPIC                           9.8x
BGF                            6.5x

Mean = 11.6x


[LOGO] CHASE                                                                   8

Executive Summary
Summary Transaction Comparatives
================================================================================

Transaction Value to LTM EBITDA Multiple Comparison

--------------------------------------------------------------------------------
                             Printing / Ad Inserts
--------------------------------------------------------------------------------

   [The following table was depicted as a bar chart in the printed material.]

World Color Press/Northeast Graphics                              5.5x
World Color Press/Ringier America                                 5.8x
Webinvest/Watmoughs Holdings                                      5.9x
Cadmus/Lancaster Information                                      5.9x
Webinvest/British Printing Company                                6.3x
World Color Press/George Rice & Sons                              6.5x
Wallace Computer/Graphic Industries                               7.0x
Big Flower Press/Treasure Chest                                   7.1x
Applied Graphics/Devon Group                                      7.4x
Quebecor Printing/Amerisig Graphics                               9.0x

Mean = 6.6x


--------------------------------------------------------------------------------
                                Direct Marketing
--------------------------------------------------------------------------------

   [The following table was depicted as a bar chart in the printed material.]

Big Flower / Webcraft Tech                                        6.3x
News Corp. / Heritage Media                                       6.6x
Snyder / Medical Marketing Detailing                              7.8x
DIMAC / Americomm                                                 8.4x
DIMAC / DIMAC Marketing                                           9.1x
Snyder / American List                                           10.4x
Great Universal Stores / Experian                                10.4x
Harte-Hanks / DiMark                                             11.5x
Acxiom / May & Speh                                              12.2x
Great Universal Stores / Metromail                               13.9x
Heritage Media / DIMAC                                           15.5x

Mean = 11.0x


--------------------------------------------------------------------------------
                                    Premedia
--------------------------------------------------------------------------------

   [The following table was depicted as a bar chart in the printed material.]

Laser Tech / Admagic                                              3.9x
Laser Tech / Imaging Consortium                                   4.3x
Laser Tech / Designer Color                                       4.9x
Laser Tech / Gamma One                                            5.1x
Laser Tech / Enteron                                              5.2x
Laser Tech / Pacific Color                                        5.3x
Laser Tech / Fusion Group                                         5.8x
Applied Graphics / Wace                                              NM
Applied Graphics / Devon Group                                    7.4x
Applied Graphics / Flying Color                                   8.4x
Unidigital / Kwik Intl Color                                      9.8x

Mean = 6.0x


--------------------------------------------------------------------------------
                      Media Software / Broadcast Services
--------------------------------------------------------------------------------

   [The following table was depicted as a bar chart in the printed material.]

DST Systems / USCS Intl                                           7.5x
IndeNet / Enterprise Systems                                      8.0x
Convergys / Wiztec Solutions*                                    13.4x
LiveWire Ventures / Enterprise Software*                         14.4x
Hyperion Solutions / Hyperion Software                           14.9x
Affiliated Computer Svs / Computer Data Sys                      18.1x
Quintiles Transnational / Envoy                                  23.4x

Mean = 14.2x


[LOGO] CHASE                                                                   9

Executive Summary
Summary Observations
--------------------------------------------------------------------------------

                    ------------------------------        -------------------------------      --------------------------------
                            TC Advertising                            Webcraft                            Laser Tech
                    ------------------------------        -------------------------------      --------------------------------

------------------  ------------------------------        -------------------------------      --------------------------------
Observations        Leadership position in inserts                 Unique in-line                Diversified Product Porfolio
                             and circulars                     finishing capabilities

                                                                                                 Strong customer relationships
                           National presence              Currently portfolio capabilities         in high margin businesses
                                                          are heavily letter-shop weighted
                      Scale, superior technology,                                                      Technology leader
                     and cross-sell opportunities               Value added of Impco
                                                             technology capabilities in              Leading relationships
                         Integrated production                 developing a formidable                   with agencies
                                                               database servics entity
                                                                                                    Apparent synergies with
                                                                                                       TCA and Webcraft
------------------  ------------------------------        -------------------------------      --------------------------------

------------------  ------------------------------        -------------------------------      --------------------------------
Diligence Items            Market demand for                      Emerging database                   As a company formed
                           versioned inserts                    management and other            from a series of acquisitions,
                                                            direct marketing capabilities          needs to develop product
                           Barriers to entry                                                       identity across customer
                                                              1Q 99 earnings shortfall                      groups
                         Access to high margin
                         growth opportunities               Market size for multi-pieced         Relative strengths vis-a-vis
                                                                personalized packages            Schawk and Southern Graphics
                                                                                                     in consumer packaging
------------------  ------------------------------        -------------------------------      --------------------------------

                        ----------------------------
                                 Columbine
                        ----------------------------

------------------      ----------------------------
Observations             Leader in broadcast media
                          technology and services


                              Positioned for
                           international growth

                          Strategic consolidation
                               opportunities




------------------      ----------------------------

------------------      ----------------------------
Diligence Items        Relative competitive position
                          and product capability
                          to Enterprise Software

                        Donovan add-on feasability

                          Assessment of Paradigm
                           competitive position

------------------      ----------------------------


[LOGO] CHASE                                                                  10

--------------------------------------------------------------------------------
                           Treasure Chest Advertising
--------------------------------------------------------------------------------


[LOGO] CHASE                                                                  11

Treasure Chest Advertising
Competitive Overview
================================================================================

                        --------------------------------------------------------------------------------------------------------
                                                                 Strategic Position
                        --------------------------------------------------------------------------------------------------------

----------------------  ----------------------   ------------------------   ------------------------   ------------------------
        Company            TC Advertising              American Color                Quebecor                 RR Donnelley
----------------------  ----------------------   ------------------------   ------------------------   ------------------------
----------------------  ----------------------   ------------------------   ------------------------   ------------------------
     1998 Revenues             $1,102                       $443                       $805                      $1,299
----------------------  ----------------------   ------------------------   ------------------------   ------------------------
----------------------  ----------------------   ------------------------   ------------------------   ------------------------
  Products & Services    Advertising Inserts         Advertising Inserts       Inserts and Circulars            Catalogs
                          TV Listing Guides                Comics                    Magazines               Retail Inserts
                            Sunday Comics             Local Newspapers            Catalogs, Books               Magazines
                          Sunday Magazines            TV Listing Guides         Specialty Printing                Books
                                                       Digital Imaging          CD-ROM, Directories
                                                      Prepress Services            Checks, Bonds

  Geographic Coverage            US                Major Regional Presence      US, Canada, Europe,           US, Mexico,
                                                        US and Canada              South America         South America, Europe
                                                                                                                  China

   Primary Customers    American Drug Stores      Major National Retailers       Sears, Wal-Mart,
                             Office Max              Regional Retailers               Kmart,
                           The Home Depot           Newspaper Publishers          Mervyn's, Ames
                               Safeway                                            Montgomery Ward
                          Lowe's Companies                                          Radio Shack
                        Walgreen's, Wal-Mart                                    Shoppers Drug Mart
                         Western Colorprint                                        Canadian Tire

  Strategic Strengths    Nationwide network         Integrated production    Large global commercial         Scale economies
                        Targeted distribution      Offset lithography and         printing scale         Diverse revenue stream
                           Cost structure           flexographic printing      Vertical integration
                         Superior technology        Strong customer base         Modern technology
                                                      National presence

 Strategic Weaknesses      Limited organic           Lack of nationwide             Rotogravure             Lack of focused
                         growth opportunity               coverage               oriented toward             growth strategy
                                                                                long-run, low cost
                                                      Highly leveraged            production jobs
                                                                                No defined growth
                                                                                   strategy for
----------------------  ----------------------   ------------------------   ------------------------   ------------------------

                          ---------------------
                            Strategic Position
                          ---------------------

----------------------    ---------------------
        Company                World Color
----------------------    ---------------------
----------------------    ---------------------
     1998 Revenues               $2,353
----------------------    ---------------------
----------------------    ---------------------
  Products & Services     Commercial Printing
                               Brochures
                             Bill Stuffers
                          Free-Standing Inserts
                                Prepress
                                 Binding

  Geographic Coverage              US



   Primary Customers          Pacific Bell
                          National Geographic
                           Conde Nast, Forbes
                                  ESPN
                                Newsweek
                               Starbuck's
                            Victoria's Secret

  Strategic Strengths     Diversified services
                          Long term contracts
                            Leading printing
                              consolidator


 Strategic Weaknesses    Rapid acquisition pace
                           exposes company to
                            integration risk

                         Lack of diversification
                            from ink on paper
----------------------    ---------------------


[LOGO] CHASE                                                                  12

Treasure Chest Advertising
Competitive Overview
================================================================================

Relative Financial Performance

[The following table was depicted as a bar chart in the printed material]

-------------------------    ----------------------------     ----------------------------   ----------------------------
        Company                      Treasure Chest               American Color (2)                  Quebecor (3)
-------------------------    ----------------------------     ----------------------------   ----------------------------
-------------------------    Comics                    4%     Printing                 85%   Books                    14%
      Revenue Mix            TV Magazines              7%     Digital Imaging/Prepress 15%   Magazines                29%
-------------------------    Newspaper                 4%                                    Specialty & Other        21%
                             Advertising Inserts      85%                                    Inserts and Circulars    20%
                                                                                             Catalogs                 16%

-------------------------    ----------------------------     ----------------------------   ----------------------------
Key Financial Statistics        1997     1998   1999E (1)        1997      1998   1999E         1997      1998   1999E (4)
------------------------        ----     ----   ---------        ----      ----   -----         ----      ----   ---------

Revenues                      $1,071   $1,102      $1,156        $440      $433      NA       $3,483    $3,808          NA
% growth                                   3%          5%                   -2%                             9%


EBITDA                        $126.8   $135.3      $144.0       $49.1     $60.0      NA       $479.2    $541.3      $594.9
% growth                                   7%          6%                   22%                            13%         10%
% margin                         12%      12%         12%         11%       14%                  14%       14%

Capital Expenditure            $45.0    $46.7       $40.0          NA        NA      NA       $325.6    $312.1         266
% Revenues                        4%       4%          3%                                         9%        8%
% EBITDA                         36%      34%         28%                                        68%       58%         45%

IB/E/S LT Growth Rate                                                                NA                                 NA
-------------------------    ----------------------------     ----------------------------   ----------------------------

-------------------------     -------------------------------    -----------------------------
        Company                      RR Donnelley (5)                    World Color (7)
-------------------------     -------------------------------    -----------------------------
-------------------------     Other                    15%
      Revenue Mix             Telecom                  16%       Direct & Book            25%
-------------------------     Magazines                28%       Commercial               25%
                              Merchandise Media        26%       Catalogs                 25%
                              Specialty/Other          15%       Magazines                25%

-------------------------     -------------------------------    -----------------------------
Key Financial Statistics         1997      1998     1999E (6)       1997       1998      1999E
------------------------         ----      ----     ---------       ----       ----      -----

Revenues                       $4,896    $5,025        $5,190     $1,981     $2,353     $2,575
% growth                                     3%            3%                   19%         9%


EBITDA                         $809.9    $862.2        $934.0     $310.3     $354.7     $393.7
% growth                                     6%            8%                   14%        11%
% margin                          17%       17%           18%        16%        15%        15%

Capital Expenditure            $360.4    $642.8       670.975      $93.1      $90.0     $102.0
% Revenues                         7%       13%           13%         5%         4%         4%
% EBITDA                          45%       75%           72%        30%        25%        26%

IB/E/S LT Growth Rate                                     12%                              16%
-------------------------     ----------------------------       -----------------------------

(1)   Based on management estimates.

(2) Revenue and EBITDA represent Printing segment's LTM 12/31 results based on Company 's public documents. 1997 and 1998 capital expenditure for the entire company of $12.5mm and $8.7mm, respectively.

(3) Revenues from Quebecor's Inserts and Circulars division in 1997 and 1998 are $696 and $805, respectively.

(4) Financials represent the consolidated entity; Credit Suisse First Boston research dated 3/18/99.

(5) Revenue for Donnelley's Merchandise Media division for 1997. 1998, and 1999E are $1,302, $1,209 and $1,329, respectively.

(6) Estimated statistics are presented on consolidated entity; Credit Suisse First Boston research dated 1/27/99.

(7)   Consolidated statistics based on CIBC research dated 12/29/98.


[LOGO] CHASE                                                                  13

Treasure Chest Advertising
Summary Financial Performance
================================================================================

Management Projections

--------------------------------------------------------------------------------------------------------------------------------

                                       1996         1997         1998        1999E          2000E           2001E        2002E
--------------------------------------------------------------------------------------------------------------------------------
Total Revenues                     $1,106.5     $1,070.8     $1,101.9     $1,155.8       $1,202.0        $1,250.1     $1,300.1
% Growth                                 NA        -3.2%         2.9%         4.9%           4.0%            4.0%         4.0%

EBITDA                                114.2        126.8        135.3        144.0          151.4           157.5        165.1
% Margin                              10.3%        11.8%        12.3%        12.5%          12.6%           12.6%        12.7%

EBIT                                   67.4         79.2         90.6        100.0          108.5           114.3        121.2
% Margin                               6.1%         7.4%         8.2%         8.7%           9.0%            9.1%         9.3%

Depreciation and Amortization          46.8         47.6         44.7         44.0           42.9            43.2         43.9
--------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------
                                                                1999E-2004E
                                       2003E           2004E       CAGR %
---------------------------------------------------------------------------
Total Revenues                      $1,352.1        $1,406.2         4.0%
% Growth                                4.0%            4.0%

EBITDA                                 171.7           178.6         4.4%
% Margin                               12.7%           12.7%

EBIT                                   126.1           133.2         5.9%
% Margin                                9.3%            9.5%

Depreciation and Amortization           45.6            45.4
---------------------------------------------------------------------------

Comparison of Actual v. Budgeted Income Data

----------------------------------------------------------------------------------------------------------------------
                                                                                    Forecast     Budget
                      1Q 99A    1Q 99B    % Change    1Q 99A   1Q 98A  % Change       1999         1999       % Change
----------------------------------------------------------------------------------------------------------------------
Total Revenues        $245.9    $259.6       -5.3%    $245.9   $251.0    -2.1%      $1,120.4     $1,155.8       -3.1%

EBITDA                  25.9      26.3       -1.5%      25.9     22.8    13.4%        $143.0       $144.0       -0.7%
% Margin               10.5%     10.1%                 10.5%     9.1%                  12.8%        12.5%
----------------------------------------------------------------------------------------------------------------------


[LOGO] CHASE                                                                  14

Treasure Chest Advertising
Trading Comparatives
================================================================================

--------------------------------------------------------------------------------
Enterprise Value to LTM EBITDA Multiple Comparison
--------------------------------------------------------------------------------

   [The following table was depicted as a bar chart in the printed material.]

PRW         7.4x
DNY         7.2x
BGF         6.5x
WRC         5.7x
CDMS        4.8x
BN          4.8x

Mean = 6.0x


--------------------------------------------------------------------------------
Enterprise Value to 1999E EBITDA Multiple Comparison
--------------------------------------------------------------------------------

   [The following table was depicted as a bar chart in the printed material.]

DNY         6.6x
PRW         6.5x
BGF         5.8x
WRC         5.1x
CDMS        4.5x
BN          4.4x

Mean = 5.4x

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                            Price Per Share /
                                                 Share       % of        % of          Market         -----------------------------
                                   Ticker        Price      52-week     52-week      Value of          LTM      CY1999E    CY2000E
Company                            Symbol       5/11/99      High         Low          Equity          EPS        EPS        EPS
-----------------------------------------------------------------------------------------------------------------------------------
Advertising Inserts/Printing
Banta Corp                          BN          $23.44       66.5%       139.9%        $651.0          12.3x      11.4x      10.1x
Cadmus Communications               CDMS         14.69       54.4%       116.3%         114.8           9.3       10.1        9.3
RR Donnelley & Sons                 DNY          36.44       75.9%       118.0%       5,153.9          15.1       16.5       14.8
Quebecor Prtg Inc                   PRW          23.44       94.0%       138.9%       2,729.8          17.1       15.9       14.2
World Color Press Inc               WRC          24.31       67.1%       121.6%         965.5          13.1       11.4       10.1

                                                                                       --------------------------------------------
                                                                                       High            17.1x      16.5x      14.8x
                                                                                       Median          13.1       11.4       10.1
                                                                                       Mean            13.4       13.1       11.7
                                                                                       Low              9.3       10.1        9.3
                                                                                       --------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Big Flower Hldgs Inc                BGF         $31.63       87.4%       208.2%        $700.8          13.5x      14.8x      12.5x
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                                        Enterprise Value /
                                                      ----------------------        5-Year
                                       Enterprise       LTM           1999E        Projected
Company                                  Value         EBITDA         EBITDA       EPS Growth
---------------------------------------------------------------------------------------------
Advertising Inserts/Printing
Banta Corp                                $788.1         4.8x          4.4x          13.0%
Cadmus Communications                      226.5         4.8           4.5           12.5%
RR Donnelley & Sons                      6,146.7         7.2           6.6           11.7%
Quebecor Prtg Inc                        4,012.7         7.4           6.5             NA
World Color Press Inc                    2,021.5         5.7           5.1           15.7%

                                 ------------------------------------------------------------
                                 High                    7.4x          6.6x          15.7%
                                 Median                  5.7           5.1           12.8%
                                 Mean                    6.0           5.4           13.2%
                                 Low                     4.8           4.4           11.7%
                                 ------------------------------------------------------------

---------------------------------------------------------------------------------------------
Big Flower Hldgs Inc                    $1,601.7         6.5x          5.8           16.3%
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------


[LOGO] CHASE                                                                  15

Treasure Chest Advertising
Historical EV/EBITDA Multiple Analysis
================================================================================

---------------------
4Q EPS rises 17%, and
Company approves $500
million stock buyback
---------------------

---------------------
World Color Press
acquires Ringier
America for $415
million
---------------------

---------------------------------------------------------------------------------------------------------------------------------
                                   1995                                 1996                                 1997
                     -------------------------------     --------------------------------     --------------------------------
Company              LTM 1Q   LTM 2Q  LTM 3Q  LTM 4Q     LTM 1Q   LTM 2Q   LTM 3Q  LTM 4Q     LTM 1Q    LTM 2Q  LTM 3Q  LTM 4Q
---------------------------------------------------------------------------------------------------------------------------------
Banta                 4.0x     3.9x    4.4x    6.8x       6.8x     5.8x     5.5x    5.2x       5.5x       5.9x    6.6x   4.9x
Cadmus                5.3      5.8     7.0     7.5        8.4      7.8      6.5     6.6        5.6        5.5     6.2    6.8
Donnelley             8.2      8.4     8.4     7.8        7.6      6.9      6.9     6.4        5.7        6.9     7.4    5.7
Quebecor Printing      NA       NA      NA      NA        6.9      6.7      6.5     6.8        7.1        6.7     6.8    6.0
World Color Press      NA       NA      NA      NA        6.6      9.2      8.0     6.6        6.4        6.5     7.2    5.9
---------------------------------------------------------------------------------------------------------------------------------
Mean                  5.8      6.0     6.6     7.4        7.3      7.3      6.7     6.3        6.1        6.3     6.8    5.9
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------
                                   1998
                      -------------------------------    5/11/99
Company               LTM 1Q   LTM 2Q  LTM 3Q  LTM 4Q       LTM
-----------------------------------------------------------------
Banta                  6.1x     6.6x     5.9x   5.2x        4.8x
Cadmus                 6.8      6.8      6.4    5.1         4.8
Donnelley              8.0      8.5      7.8    7.7         7.2
Quebecor Printing      6.7      6.6      6.6    6.6         7.4
World Color Press      7.2      7.5      7.0    6.2         5.7
-----------------------------------------------------------------
Mean                   7.0      7.2      6.7    6.1         6.0
-----------------------------------------------------------------
-----------------------------------------------------------------

--------------------------------------------------------------------------------
                                      1995
--------------------------------------------------------------------------------

                                                               Group Mean = 6.5x

   [The following table was depicted as a bar chart in the printed material.]

                             LTM 1Q      LTM 2Q       LTM 3Q       LTM 4Q
Banta                         4.0         3.9          4.4          6.8
Cadmus                        5.3         5.8          7.0          7.5
Donnelley                     8.2         8.4          8.4          7.8


--------------------------------------------------------------------------------
                                      1996
--------------------------------------------------------------------------------

                                                               Group Mean = 6.9x

   [The following table was depicted as a bar chart in the printed material.]

                              LTM 1Q       LTM 2Q      LTM 3Q     LTM 4Q
Banta                          6.8          5.8         5.5        5.2
Cadmus                         8.4          7.8         6.5        6.6
Donnelley                      7.6          6.9         6.9        6.4
Quebecor Printing              6.9          6.7         6.5        6.8
World Color Press              6.6          9.2         8.0        6.6


--------------------------------------------------------------------------------
                                      1997
--------------------------------------------------------------------------------

                                                               Group Mean = 6.3x

   [The following table was depicted as a bar chart in the printed material.]

                             LTM 1Q     LTM 2Q     LTM 3Q      LTM 4Q
Banta                         5.5        5.9        6.6         4.9
Cadmus                        5.6        5.5        6.2         6.8
Donnelley                     5.7        6.9        7.4         5.7
Quebecor Printing             7.1        6.7        6.8         6.0
World Color Press             6.4        6.5        7.2         5.9


--------------------------------------------------------------------------------
                                      1998
--------------------------------------------------------------------------------

                                                               Group Mean = 6.8x

   [The following table was depicted as a bar chart in the printed material.]

                          LTM 1Q    LTM 2Q    LTM 3Q     LTM 4Q
Banta                      6.1       6.6       5.9        5.2
Cadmus                     6.8       6.8       6.4        5.1
Donnelley                  8.0       8.5       7.8        7.7
Quebecor Printing          6.7       6.6       6.6        6.6
World Color Press          7.2       7.5       7.0        6.2

Source: Publicly available historical financial statements.


[LOGO] CHASE                                                                  16

Treasure Chest Advertising
Historical P/E Multiple Analysis
================================================================================

---------------------------------------------------------------------------------------------------------------
                       1995 Forward P/E       1996 Forward P/E        1997 Forward P/E        1998 Forward P/E
                       ----------------       ----------------        ----------------        ----------------
Company                 1996      1997         1997      1998          1998      1999          1999       2000
---------------------------------------------------------------------------------------------------------------
Banta Corp              16.9      14.9         14.0x     11.9x         15.9x     13.4x         14.6x      13.0x
Cadmus                  NA        NA           15.2      9.9           24.4      10.9          17.2       13.8
Donnelley               19.9      17.3         20.3      17.3          23.2      19.2          22.6       19.9
Quebecor Printing       16.6      14.3         16.2      14.0          15.5      13.8          16.8       14.8
World Color Press       NA        NA           14.3      11.8          16.6      15.1          16.6       14.5
---------------------------------------------------------------------------------------------------------------
Mean                    17.8      15.5         16.0      13.0          19.1      14.5          17.6       15.2
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      1995
--------------------------------------------------------------------------------

   [The following table was depicted as a bar chart in the printed material.]

                                           1996E                   1997E
BN                                          16.9                    14.9
DNY                                         19.9                    17.3
PRW                                         16.6                    14.3
S&P 500                                     16.3                    15.3


--------------------------------------------------------------------------------
                                      1996
--------------------------------------------------------------------------------

   [The following table was depicted as a bar chart in the printed material.]

                                           1997E                   1998E
BN                                          14.0                    11.9
CDMS                                        15.2                     9.9
DNY                                         20.3                    17.3
PRW                                         16.2                    14.0
WRC                                         14.3                    11.8
S&P 500                                     18.3                    17.2


--------------------------------------------------------------------------------
                                      1997
--------------------------------------------------------------------------------

   [The following table was depicted as a bar chart in the printed material.]

                                           1998E                   1999E
BN                                          15.9                    13.4
CDMS                                        24.4                    10.9
DNY                                         23.2                    19.2
PRW                                         15.5                    13.8
WRC                                         16.6                    15.1
S&P 500                                     21.5                    19.9


--------------------------------------------------------------------------------
                                      1998
--------------------------------------------------------------------------------

   [The following table was depicted as a bar chart in the printed material.]

                                           1999E                   2000E
BN                                          14.6                    13.0
CDMS                                        17.2                    13.8
DNY                                         22.6                    19.9
PRW                                         16.8                    14.8
WRC                                         16.6                    14.5
S&P 500                                     27.1                    25.9

Source: Factset; Price as of year-end divided by mean EPS estimate.


[LOGO] CHASE                                                                  17

Treasure Chest Advertising
Transaction Comparatives
================================================================================

--------------------------------------------------------------------------------
                             Printing Transactions
--------------------------------------------------------------------------------

o Historical precedent transaction multiples have remained in a tight range, deviating very little from 6.0 to 7.0x trailing EBITDA

------------------------------------------------------------------------------------------------------
                                                                             Transaction
Acquirer                              Target                                  Value ($MM)        Date
------------------------------------------------------------------------------------------------------
Quebecor                              World Color Press                        $2,671.2         Jul-99
Bowne & Co Inc                        Donnelley Enterprises Solutions Inc        108.4          May-98
Webinvest Ltd (Investcorp)            Watmoughs Holdings Plc                     482.9          Feb-98
Webinvest Ltd (Investcorp)            The British Printing Company Ltd           487.1          Feb-98
Applied Graphics Technologies         Devon Group Inc                            389.4          Feb-98
Walllace Computer Services Inc        Graphic Industries Inc                     385.6          Sep-97
Quebecor Printing Inc                 Amerisig Graphics Inc                      144.0          Oct-96
Cadmus Communications Corp            Lancaster Information Group                57.0           May-96
World Color Press Inc                 Ringier America Inc                        414.7          Apr-96
World Color Press Inc                 Northeast Graphics Inc                     94.8           Mar-95
World Color Press Inc                 George Rice & Sons                         90.0           Nov-93
Big Flower Press Holdings Inc         Treasure Chest Advertising Co              265.8          May-93
------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              Transaction Value to LTM EBITDA Multiple Comparison
--------------------------------------------------------------------------------

   [The following table was depicted as a bar chart in the printed material.]

World Color Press/Northeast Graphics                        5.5 x
World Color Press/Ringier America                           5.8 x
Cadmus/Lancaster Information                                5.9 x
Webinvest/Watmoughs Holdings                                5.9 x
Webinvest/British Printing Company                          6.3 x
World Color Press/George Rice & Sons                        6.5 x
Wallace Computer/Graphic Industries                         7.0 x
Big Flower Press/Treasure Chest                             7.1 x
Quebecor/World Color Press                                  7.3 x
Applied Graphics/Devon Group                                7.4 x
Quebecor Printing/Amerisig Graphics                         9.0 x

Mean = 6.7x

o On a transaction value to 1999E EBITDA basis Quebecor has offered 6.27x estimated EBITDA of $426MM*


[LOGO] CHASE                                                                  18

Treasure Chest Advertising
Preliminary Discounted Cashflow Analysis
================================================================================

-------------------------------------------------------------------------------------------------------------
($ in millions)                                       5.5x                                5.8x
FY 2003P EBITDA Exit Multiple         ----------------------------------  ----------------------------------
Discount Rate                           10.0%        11.0%       12.0%       10.0%       11.0%       12.0%
                                        ----         ----        ----        ----        ----        ----
-------------------------------------------------------------------------------------------------------------
  Present Value of
    Cash Flows - Years 1-5               $252         $247        $242        $252        $247        $242
    Terminal Value                        645          622         600         674         650         628
                                          ---          ---         ---         ---         ---         ---
Implied Enterprise Value               $897.3       $869.1      $842.0      $926.6      $897.3      $869.3
% Value in Terminal Value               71.9%        71.6%       71.3%       72.8%       72.5%       72.2%
% Value in Cash Flows                   28.1%        28.4%       28.7%       27.2%       27.5%       27.8%
Implied Enterprise Value Multiples
  FY1998E Sales                         0.81x        0.79x       0.76x       0.84x       0.81x       0.79x
  FY1998E EBITDA                          6.6          6.4         6.2         6.8         6.6         6.4
  FY1998E EBIT                            8.6          8.4         8.1         8.9         8.6         8.4
-------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------
($ in millions)                                       6.0x
FY 2003P EBITDA Exit Multiple         ----------------------------------
Discount Rate                            10.0%        11.0%       12.0%
                                         ----         ----        ----
------------------------------------------------------------------------
  Present Value of
    Cash Flows - Years 1-5                $252         $247        $242
    Terminal Value                         704          679         655
                                           ---          ---         ---
Implied Enterprise Value                $955.9       $925.6      $896.6
% Value in Terminal Value                73.6%        73.3%       73.0%
% Value in Cash Flows                    26.4%        26.7%       27.0%
Implied Enterprise Value Multiples
  FY1998E Sales                          0.87x        0.84x       0.81x
  FY1998E EBITDA                           7.1          6.8         6.6
  FY1998E EBIT                             9.2          8.9         8.6
------------------------------------------------------------------------

o     Projections based on management estimates

o FY 2003 EBITDA exit multiple based on an analysis of comparative trading multiples and precedent transactions

o     No adjustment made for changes in working capital

o     No adjustment for eliminations associated with corporate overhead


[LOGO] CHASE                                                                  19

--------------------------------------------------------------------------------
                                 Webcraft, Inc.
--------------------------------------------------------------------------------


[LOGO] CHASE                                                                  20

Webcraft, Inc.
Competitive Overview
================================================================================

                              -----------------------------------------------------------------------------------------------------
                                                                      Strategic Position
                              -----------------------------------------------------------------------------------------------------
---------------------------   -------------------------------     ---------------------------     ---------------------------------
         Company                         Webcraft                            Acxiom                              ADVO
---------------------------   -------------------------------     ---------------------------     ---------------------------------
---------------------------   -------------------------------     ---------------------------     ---------------------------------
      1998 Revenues                        $427                               $569                              $1,047
---------------------------   -------------------------------     ---------------------------     ---------------------------------
---------------------------   -------------------------------     ---------------------------     ---------------------------------
       Products &                  Direct Mail Services                  Data Warehouse                  Direct Mail Services
        Services                    Specialty Printing                   Data Processing                  Printed Advertising
                                   Brochures, Promotions                  Mailing-Lists                       Shared Mail
                                   Free Standing Inserts                Direct Marketing                     Mailing Lists
                                 Tactical Direct Marketing            Information Services                      Coupons
                                   Database Development                  Package Inserts                   Promotional Items
                                    Response Management                Internet Marketing

   Geographic Coverage                  US, Europe                           US, UK                         US, Puerto Rico


    Primary Customers                   Blockbuster                    Allstate Insurance                    Ace Hardware
                                    DaimlerChrysler AG                     Trans Union                     Burger King, KFC
                                     Morgan Stanley DW                      Citibank                         CVS Pharmacy
                                    Publishers Clearing                 Procter & Gamble                       JC Penney
                                      Reader's Digest                 Prudential Insurance                  Kmart, Wal-Mart
                                   Advertising Industry                     Wal-Mart                            Safeway
                                    Healthcare Industry                  Netscape, 3COM                          Sears

   Strategic Strengths          Integrated / full service              Database technology              Scale in direct mailing
                                    marketing solutions
                                                                     May & Speh acquisition              Diverse customer base
                                  Creativity, flexibility             adds direct marketing
                                       customization                        expertise                     Scale, expertise in
                                                                                                              shared mail
                                   New media / internet                Long term contracts

  Strategic Weaknesses               Lack of scale in                   Top two customers                 Derives over 90% of
                                   database development,              account for over 30%                   revenue from
                                    response management                 of total revenues                   shared mailing
---------------------------   -------------------------------     ---------------------------     ---------------------------------

                              ------------------------------------------------------------------
                                                     Strategic Position
                              ------------------------------------------------------------------
---------------------------   -----------------------------     --------------------------------
         Company                      Harte Hanks (1)                       Valassis
---------------------------   -----------------------------     --------------------------------
---------------------------   -----------------------------     --------------------------------
      1998 Revenues                        $494                               $725
---------------------------   -----------------------------     --------------------------------
---------------------------   -----------------------------     --------------------------------
       Products &                    Direct Marketing                     Coupon Books
        Services                   Shoppers and Inserts                 Impact Promotions
                                    Database Marketing                  Targeted inserts
                                      Customer Lists                     "Run-of-Press"
                                    Response Management                     Brochures
                                        Web Design                        Scratch Games
                                   Interactive Marketing                Internet Coupons

   Geographic Coverage              US, Canada, Brazil                         US
                                    Australia, Belgium

    Primary Customers                Kmart, Home Depot                  Procter & Gamble
                                   Gap Stores, Old Navy                  Beatrice Foods
                                           Volvo                         McNeil Products
                                          Staples                           Pizza Hut
                                     Bank of Scotland                      Ocean Spray
                                       Pacific Life                    Financial Services
                                      Hewlett Packard                  Healthcare Industry

   Strategic Strengths             Integrated marketing               Leader in defensive,
                                                                     free standing inserts -
                                      Strong growth,                        business.
                                    organic and through               Proprietary newspaper
                                       acquisitions                         database
                                                                       New internet coupon
                                      Personalization                        venture

  Strategic Weaknesses                High-end direct                  Reliance on free -
                                    marketing business              standing insert business
                                      fragmented and               to drive growth
                                       competitive
---------------------------   -----------------------------     --------------------------------

(1)   Direct Marketing Division


[LOGO] CHASE                                                                  21

Webcraft, Inc.
Competitive Overview
================================================================================

Relative Financial Perfomance


   [The following table was depicted as a pie chart in the printed material.]

--------------------------    --------------------------------    -------------------------------   ------------------------------
        Company                          Webcraft                             Acxiom                              ADVO
--------------------------    --------------------------------    -------------------------------   ------------------------------
                                                                    May & Speh             17%
--------------------------                                          Services & Alliances   63%
     Revenue Mix                 Direct Marketing       79%         Data Products          15%       Other                   7%
--------------------------       Non-Specialty          21%         Intl                  5.0%       Shared Mail            93%

--------------------------    --------------------------------    -------------------------------   ------------------------------
Key Financial Statistics         1997      1998    1999E (1)         1997      1998   1999E (2)       1997      1998    1999E (3)
------------------------         ----      ----    ---------         ----      ----   ---------       ----      ----    ---------

Revenues                        $376      $427         $458          $487      $569       $725      $1,016    $1,047      $1,085
% growth                                   14%           7%                     17%        27%                   3%           4%

EBITDA                         $61.7     $68.6        $77.4        $104.2    $135.2     $187.1       $76.1     $90.3       $99.0
% growth                                   11%          13%                     30%        38%                   19%         10%
% margin                         16%       16%          17%           21%       24%        26%          7%        9%          9%

Capital Expenditure               NA        NA         38.0         $59.8     $55.8         NA       $28.6     $29.3          NA
% Revenues                                               8%           12%       10%                     3%        3%
% EBITDA                                                49%           57%       41%                    38%       32%

I/B/E/S LT Growth Rate                                                                     26%                               20%
--------------------------    --------------------------------    -------------------------------   ------------------------------

--------------------------       -------------------------------    ---------------------------------
        Company                           Harte Hanks (4)                       Valassis
--------------------------       -------------------------------    ---------------------------------

--------------------------         Response               25%          Impact Print           15%
     Revenue Mix                   Database               40%          Inserts                76%
--------------------------         Marketing              35%          Other                   9%

--------------------------       -------------------------------    ---------------------------------
Key Financial Statistics            1997      1998    1999E (4)         1997      1998    1999E (5)
------------------------            ----      ----    ---------         ----      ----    ---------

Revenues                            $425      $494        $556          $676      $725        $757
% growth                                       16%         13%                      7%          4%

EBITDA                             $69.7     $89.3      $104.8        $176.0    $192.1      $217.7
% growth                                       28%         17%                      9%         13%
% margin                             16%       18%         19%           26%       26%         29%

Capital Expenditure                $22.4     $18.7          NA         $13.0     $12.5       $12.0
% Revenues                            5%        4%                        2%        2%          2%
% EBITDA                             32%       21%                        7%        7%          6%

I/B/E/S LT Growth Rate                                     18%                                 17%
--------------------------       -------------------------------    ---------------------------------

(1)   Management estimates, no adjustment for corporate overhead.

(2)   Merrill Lynch research dated 4/9/99, PF for May&Speh acquisition.

(3)   Wheat First Union research dated 1/22/99.

(4) Direct Marketing Division data from Company 10K and Merrill Lynch research dated 1/8/99.

(5)   CSFB research dated 1/22/99.


[LOGO] CHASE                                                                  22

Webcraft, Inc.
Summary Financial Performance
================================================================================

Management Projections

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        1999E-2004E
                                  1996     1997    1998   1999E     2000E    2001E     2002E      2003E      2004E         CAGR %
------------------------------------------------------------------------------------------------------------------------------------

Total Revenues                   $350.9   $375.8  $426.9  $457.7   $494.0    $533.4     $574.0    $615.4      $660.0        7.6%
% Growth                           NA      7.1%   13.6%    7.2%     7.9%      8.0%       7.6%      7.2%        7.3%

EBITDA                            54.1     61.7    68.6    77.4     85.4      92.7      100.1      107.7      115.9         8.4%
% Margin                         15.4%    16.4%   16.1%   16.9%    17.3%      17.4%     17.4%      17.5%      17.6%

EBIT                              30.9     37.6    44.6    49.9     57.9      63.6       69.4      74.6        80.2        10.0%
% Margin                          8.8%    10.0%   10.4%   10.9%    11.7%      11.9%     12.1%      12.1%      12.2%

Depreciation and Amortization     23.2     24.2    24.0    27.5     27.5      29.1       30.8      33.2        35.7
====================================================================================================================================

Comparison of Actual v. Budgeted Income Data

-----------------------------------------------------------------------------------------------------------------------
                                                                                    Forecast    Budget
                       1Q 99A    1Q 99B   % Change     1Q 99A   1Q 98A   % Change     1999       1999       % Change
-----------------------------------------------------------------------------------------------------------------------
Total Revenues          $97.3    $108.1     -10.0%      $97.3    $98.2    -1.0%      $457.3     $457.7        -0.1%

EBITDA                   12.2     16.3      -25.7%      12.2     15.3     -20.3%     $77.0       $77.4        -0.6%
% Margin                12.5%     15.1%                 12.5%    15.5%               16.8%       16.9%
=======================================================================================================================


[LOGO] CHASE                                                                  23

Webcraft, Inc.
Trading Comparatives(1)
================================================================================

--------------------------------------------------
Enterprise Value to LTM EBITDA Multiple Comparison
--------------------------------------------------

[The following table was represented as a bar chart in the printed material.]

POS                  22.3x
ACXM                 15.9x
SNC                  15.2x
VCI                  13.6x
HHS                  12.5x
MARC                 12.2x
AD                    7.3x
BGF                   6.5x
ABII                  5.9x

      Mean = 12.4x

----------------------------------------------------
Enterprise Value to 1999E EBITDA Multiple Comparison
----------------------------------------------------

[The following table was represented as a bar chart in the printed material.]

POS                  18.0x
ACXM                 13.5x
VCI                  11.7x
SNC                  11.0x
HHS                  10.9x
AD                    6.9x
MARC                  6.0x
BGF                   5.8x
ABII                  3.8x

      Mean = 9.7x

------------------------------------------------------------------------------------------------------------------------------------
                                                                      Price Per Share /                 Enterprise Value /
                                 Share    % of     % of    Market   ----------------------              ------------------  5-Year
                        Ticker   Price   52-week 52-week  Value of  LTM   CY1999E  CY2000E  Enterprise     LTM     1999E   Projected
Company                 Symbol  5/11/99   High     Low     Equity   EPS     EPS      EPS      Value      EBITDA   EBITDA  EPS Growth
------------------------------------------------------------------------------------------------------------------------------------
Direct Marketing
Abacus Direct            ABDR    $81.13   93.8%   240.4%   $870.9   76.2x   54.1x    38.4x     $847.6     43.7x    31.5x     40.0%
Acxiom Corp              ACXM     26.50   84.8%   160.6%  2,202.7     NM    34.4     26.2     2,525.4     15.9     13.5      26.0%
Advo Inc                  AD      21.75   64.7%   145.6%    503.5   13.5    13.5     11.6       682.3      7.3      6.9      20.0%
Amer Bus Info            ABII      6.50   40.0%   325.0%    320.6     NM    17.1     13.8       366.6      5.9      3.8      17.5%
Catalina Marketing        POS     88.50   88.5%   224.8%  1,729.8   52.6    34.3     26.7     1,711.8     22.3     18.0      24.6%
Harte Hanks Inc           HHS     24.13   82.5%   138.8%  1,803.2   26.4    23.7     20.3     1,634.0     12.5     10.9      18.4%
M/A/R/C Inc              MARC     12.88   65.2%   128.8%     71.1     NM    25.8     16.1        87.6     12.2      6.0      21.0%
Snyder Communications     SNC     29.19   58.4%   119.7%  2,136.0   34.3    20.7     15.8     2,101.5     15.2     11.0      35.0%
Valassis Communications   VCI     56.00   95.5%   192.3%  2,205.3   26.2    19.2     16.3     2,538.8     13.6     11.7      17.4%

                                                         ---------------------------------------------------------------------------
                                                         High       76.2x   54.1x    38.4x                43.7x    31.5x     40.0%
                                                         Median     30.3    23.7     16.3                 13.6     11.0      21.0%
                                                         Mean       38.2    27.0     20.6                 16.5     12.6      24.4%
                                                         Low        13.5    13.5     11.6                  5.9      3.8      17.4%
                                                         ---------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Big Flower Hldgs Inc      BGF    $31.63   87.4%   208.2%   $700.8   13.5x   14.8x    12.5x   $1,601.7      6.5x     5.8      16.3%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

Mean calculation excludes Abacus.


[LOGO] CHASE                                                                  24

Webcraft, Inc.
Historical EV/EBITDA Multiple Analysis
================================================================================

-----------------------------------------------------------------------------------------------------------------------------
                                 1995                                 1996                                1997
                  ---------------------------------    ---------------------------------    ---------------------------------
Company           LTM 1Q   LTM 2Q   LTM 3Q   LTM 4Q    LTM 1Q   LTM 2Q   LTM 3Q   LTM 4Q    LTM 1Q   LTM 2Q   LTM 3Q   LTM 4Q
-----------------------------------------------------------------------------------------------------------------------------
Abacus Direct       NA        NA       NA       NA        NA       NA       NA       NA      29.6x    27.9x    26.8x    28.2x
Acxiom Corp        4.8       5.3      7.0      7.6       6.6      7.7      8.4      8.1       12.1     10.9     12.2     14.4
Advo Inc           6.1       6.9      6.5     10.4(1)   13.8(1)   6.2      7.7      8.1        7.1      6.5      7.4      8.6
Amer Bus Info       NA        NA      6.3      7.0(2)    4.9      5.2      4.6      6.5        8.5      6.7      8.2      6.2
Harte Hanks Inc    4.1       4.2      4.2      5.4       5.4      6.1      5.8      5.6        5.2      6.6      6.3      8.9(3)
M/A/R/C Inc        3.7       3.9      4.1      4.3       7.9      7.1      6.4      7.9        7.6      7.8     10.3      9.6
Snyder Comm.        NA        NA       NA       NA        NA       NA       NA       NA       80.3     62.7     50.6     55.2
Valassis Comm     14.9      11.7     10.2     10.8      11.2     10.7      9.2      8.6        7.8      9.1      9.3      9.4
-----------------------------------------------------------------------------------------------------------------------------
Mean               6.7       6.4      6.4      7.6       8.3      7.2      7.0      7.5       19.8     17.3     16.4     17.6
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------
                               1998
                  ---------------------------------  5/11/99
Company           LTM 1Q  LTM 2Q  LTM 3Q    LTM 4Q      LTM
------------------------------------------------------------
Abacus Direct      29.3x  32.2x    25.0x    26.3x     43.7x
Acxiom Corp         15.6   16.3     18.6     17.2      15.9
Advo Inc             8.3    9.2(4)   8.6      7.3       7.3
Amer Bus Info        6.3    7.0      7.5      4.7       5.9
Harte Hanks Inc     14.1   13.1     13.0     12.9      12.5
M/A/R/C Inc         10.5   14.2(5)  14.0(5)  17.4(5)   12.2
Snyder Comm.        48.4   45.5     30.8     33.6      15.2
Valassis Comm       10.4   10.1      9.3     10.1      13.6
------------------------------------------------------------
Mean                17.8   18.5     15.9     16.2      15.8
------------------------------------------------------------

1.    Advo declares $10.00 cash dividend
2.    American Business Info announces 3 for 2 stock split
3. October 1997, Harte Hanks generates $775 million from divestiture of newspaper group
4.    Advo gains 67% since January '98 on strength on earnings
5. M/A/R/C changes business mix with acquisition of higher margin UK digital business

--------------------------------------------------------------------------------
                                      1995
--------------------------------------------------------------------------------

                                                         Group Mean = 6.8x

[The following table was represented as a bar chart in the printed material.]

                         LTM 1Q       LTM 2Q        LTM 3Q      LTM 4Q
                         ------       ------        ------      ------
Acxiom Corp                4.8          5.3           7.0         7.6
Advo Inc.                  6.1          6.9           6.5        10.4
Amer Bus Info               --           --           6.3         7.0
Harte Hanks Inc            4.1          4.2           4.2         5.4
M/A/R/C/ Inc               3.7          3.9           4.1         4.3
Valassis Comm             14.9         11.7          10.2        10.8

--------------------------------------------------------------------------------
                                      1996
--------------------------------------------------------------------------------

                                                         Group Mean = 7.5x

[The following table was represented as a bar chart in the printed material.]

                         LTM 1Q       LTM 2Q        LTM 3Q      LTM 4Q
                         ------       ------        ------      ------
Acxiom Corp                6.6          7.7           8.4         8.1
Advo Inc.                 13.8          6.2           7.7         8.1
Amer Bus Info              4.9          5.2           4.6         6.5
Harte Hanks Inc            5.4          6.1           5.8         5.6
M/A/R/C/ Inc               7.9          7.1           6.4         7.9
Valassis Comm             11.2         10.7           9.2         8.6

--------------------------------------------------------------------------------
                                      1997
--------------------------------------------------------------------------------

                                                         Group Mean = 17.7x

[The following table was represented as a bar chart in the printed material.]

                         LTM 1Q       LTM 2Q        LTM 3Q      LTM 4Q
                         ------       ------        ------      ------
Abacus Direct             29.6         27.9          26.8        28.2
Acxiom Corp               12.1         10.9          12.2        14.4
Advo Inc.                  7.1          6.5           7.4         8.6
Amer Bus Info              8.5          6.7           8.2         6.2
Harte Hanks Inc            5.2          6.6           6.3         8.9
M/A/R/C/ Inc               7.6          7.8          10.3         9.6
Snyder Comm               80.3         62.7          50.6        55.2
Valassis Comm              7.8          9.1           9.3         9.4

--------------------------------------------------------------------------------
                                      1998
--------------------------------------------------------------------------------

                                                         Group Mean = 17.1x

[The following table was represented as a bar chart in the printed material.]

                         LTM 1Q       LTM 2Q        LTM 3Q      LTM 4Q
                         ------       ------        ------      ------
Abacus Direct             29.3         32.2          25.0        26.3
Acxiom Corp               15.6         16.3          18.6        17.2
Advo Inc.                  8.3          9.2           8.6         7.3
Amer Bus Info              6.3          7.0           7.5         4.7
Harte Hanks Inc           14.1         13.1          13.0        12.9
M/A/R/C/ Inc              10.5         14.2          14.0        17.4
Snyder Comm               48.4         45.5          30.8        33.6
Valassis Comm             10.4         10.1           9.3        10.1


[LOGO] CHASE                                                                  25

Webcraft, Inc.
Historical P/E Multiple Analysis
================================================================================

--------------------------------------------------------------------------------------------------------
                        1995 Forward P/E       1996 Forward P/E      1997 Forward P/E   1998 Forward P/E
                        ----------------       ----------------      ----------------   ----------------
Company                  1996      1997       1997         1998       1998       1999    1999       2000
--------------------------------------------------------------------------------------------------------
Abacus Direct              NA         NA      51.1x        37.0x      58.4x      43.0x   41.1x      30.6x
Acxiom Corp                NA         NA      30.5         23.5       42.6       33.9    40.4       30.8
Advo Inc                   NA         NA      13.2           NA       14.1       12.2    14.9       13.0
Amer Bus Info            24.3       20.2      24.1         19.8       17.7       11.7    11.3       12.5
Harte Hanks Inc          19.9       16.0      21.6         17.5       34.3       22.6    33.0       28.0
M/A/R/C Inc              13.3       11.2      14.8         12.5       15.0       12.9    49.4       12.6
Snyder Comm.               NA         NA     162.0         77.9       69.1       44.8    34.1       24.2
Valassis Comm            31.8       19.1      21.7         13.9       20.0       17.2    23.3       19.3
--------------------------------------------------------------------------------------------------------
Mean                   22.325     16.625      42.4         28.9       33.9       24.8    30.9       21.4
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      1995
--------------------------------------------------------------------------------

[The following table was represented as a bar chart in the printed material.]

                            1996E           1997E
                            -----           -----
ABII                         24.3            20.2
HHS                          19.9            16.0
MARC                         13.3            11.2
VCI                          31.8            19.1
S&P 500                      16.3            15.3

--------------------------------------------------------------------------------
                                      1996
--------------------------------------------------------------------------------

[The following table was represented as a bar chart in the printed material.]

                               1997E             1998E
                               -----             -----
ABDR                            51.1              37.0
ACXM                            30.5              23.5
AD                              13.2                --
ABII                            24.1              19.8
HHS                             21.6              17.5
MARC                            14.8              12.5
SNC                               --              77.9
VCI                             21.7              13.9
S&P 500                         18.3              17.2

--------------------------------------------------------------------------------
                                      1997
--------------------------------------------------------------------------------

[The following table was represented as a bar chart in the printed material.]

                               1998E             1999E
                               -----             -----
ABDR                            58.4              43.0
ACXM                            42.6              33.9
AD                              14.1              12.2
ABII                            17.7              11.7
HHS                             34.3              22.6
MARC                            15.0              12.9
SNC                             69.1              44.8
VCI                             20.0              17.2
S&P 500                         21.5              19.9

--------------------------------------------------------------------------------
                                      1998
--------------------------------------------------------------------------------

[The following table was represented as a bar chart in the printed material.]

                               1999E             2000E
                               -----             -----
ABDR                            41.1              30.6
ACXM                            40.4              30.8
AD                              14.9              13.0
ABII                            11.3              12.5
HHS                             33.0              28.0
MARC                            49.4              12.6
SNC                             34.1              24.2
VCI                             23.3              19.3
S&P 500                         27.1              25.9


[LOGO] CHASE                                                                  26

Source: Factset; Price as of year-end divided by mean EPS estimate.


[LOGO] CHASE                                                                  27

Webcraft, Inc.
Transaction Comparatives
================================================================================

--------------------------------------------------------------------------------
                          Direct Marketing Transactions
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
Acquirer                          Target                                    Transaction
Company Name                      Company Name                              Value ($MM)             Date
--------------------------------------------------------------------------------------------------------
Harte-Hanks                       Spectral Resources Inc.                       n/a               Dec-98
Harte-Hanks                       Printing Management Systems                   n/a               Nov-98
Snyder Communications             Clinical Communications                       n/a               Aug-98
Harte-Hanks                       Cornerstone                                   n/a               Aug-98
USWeb                             CKS Group                                    331.6              Aug-98
Catalina Marketing                Market Logic                                  n/a               Jul-98
Harte-Hanks                       Cornerstone Integrated Services               n/a               Jul-98
May & Speh                        Sigma Marketing Group                         20.0              Jun-98
--------------------------------------------------------------------------------------------------------
DIMAC                             Americomm                                    203.8              Jun-98
--------------------------------------------------------------------------------------------------------
DIMAC                             DIMAC Marketing                              204.0              Jun-98
--------------------------------------------------------------------------------------------------------
AC Nielsen                        BBI Marketing Services Inc.                   65.8              Jun-98
--------------------------------------------------------------------------------------------------------
Great Universal Stores PLC        Metromail Corp.                              830.0              Jun-98
--------------------------------------------------------------------------------------------------------
Acxiom                            May & Speh                                   493.2              May-98
--------------------------------------------------------------------------------------------------------
Mail-Well Inc.                    ColorGraphics Inc.                            n/a               Mar-98
ADVO Inc.                         Mailhouse Inc.                                n/a               Mar-98
Focus Direct                      DataMark Systems Inc.                          8                Mar-98
Snyder Communications             Arnold Communications Inc.                   125.7              Mar-98
Intel Corp.                       CMG Information Services Inc.                 11.0              Dec-97
Acxiom Corp.                      Buckley Dement, KM List Inc.                  14.2              Nov-97
Harte-Hanks                       Mercantile                                    n/a               Nov-97
Investor Group                    Genesis Direct Inc.                           n/a               Oct-97
Document Xpress                   Southern Marketing Services                   n/a               Oct-97
Twenty One Group                  Campaign Direct                               n/a               Sep-97
Metromail Corp.                   Saxe Inc.                                     n/a               Sep-97
Metromail Corp.                   Marketing Information                         n/a               Aug-97
--------------------------------------------------------------------------------------------------------
News Corp. Ltd.                   Heritage Media Corp. (News Corp.)           1,351.8             Aug-97
--------------------------------------------------------------------------------------------------------
Snyder Communications             American List Corp.                          125.0              Jul-97
--------------------------------------------------------------------------------------------------------
Acxiom Corp.                      National List Protection                      0.6               Jul-97
Snyder Communications             Brann Holdings Ltd.                           75.9              May-97
Great Universal Stores PLC        Direct Marketing Technology                  299.2              Apr-97
Primedia                          Mailcom                                       9.0               Apr-97
American Business Information     Walter Karl Inc.                              20.0              Feb-97
Harte-Hanks                       Information For Marketing                     n/a               Jan-97
--------------------------------------------------------------------------------------------------------
Snyder Communications             Medical Marketing Detailing                   36.5              Jan-97
--------------------------------------------------------------------------------------------------------
American Business Info            Database American Companies                  100.0              Dec-96
American Business Info            BJ Hunter                                     3.0               Dec-96
--------------------------------------------------------------------------------------------------------
Great Universal Stores PLC        Experian Corp.                              1,700.0             Nov-96
--------------------------------------------------------------------------------------------------------
Harte-Hanks                       Marketing Communications Inc.                 33.0              Nov-96
American Business Info            County Data Corp.                             11.1              Nov-96
SalesLink Corp.                   Pacific Link                                  17.0              Oct-96
First Data Corp.                  Donnelley Marketing                          185.0              Sep-96
American Business Info            Digital Directory Assistance                  17.0              Sep-96
Acxiom Corp.                      Direct Media/DMI Inc.                         25.0              May-96
--------------------------------------------------------------------------------------------------------
Harte-Hanks                       DiMark Inc.                                  151.8              Apr-96
--------------------------------------------------------------------------------------------------------
Acxiom Corp.                      Pro CD Inc.                                   47.3              Apr-96
McCown de Leeuw & Co.             International Data Response                   85.0              Mar-96
--------------------------------------------------------------------------------------------------------
Heritage Media Corp.              DIMAC Corp.                                  258.4              Feb-96
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
               Transaction Value to LTM EBITDA Multiple Comparison
--------------------------------------------------------------------------------

   Big Flower / Webcraft
           Tech                       6.3x

   News Corp. / Heritage
           Media                      6.6x

      Snyder / Medical
    Marketing Detailing               7.8x

     DIMAC / Americomm                8.4x

        DIMAC / DIMAC
         Marketing                    9.1x

   Snyder / American List            10.4x

      Great Universal
     Stores / Experian               10.4x

    Harte-Hanks/ DiMark              11.5x

    Acxiom / May & Speh              12.2x

  Great Universal Stores /
         Metromail                   13.9x

   Heritage Media / DIMAC            15.5x

Mean = 11.0x


[LOGO] CHASE                                                                  28

Webcraft, Inc.
Preliminary Discounted Cashflow Analysis
================================================================================

----------------------------------------------------------------------------------------------------------------------------
($ in millions)

FY 2003P EBITDA Exit Multiple                        7.0x                      7.5x                         8.0x
                                          -------------------------  ------------------------   ----------------------------
Discount Rate                              10.0%    11.0%    12.0%    10.0%    11.0%    12.0%      10.0%    11.0%    12.0%
                                           -----    -----    -----    -----    -----    -----      -----    -----    -----
----------------------------------------------------------------------------------------------------------------------------

Present Value of

  Cash Flows - Years 1-5                     $91      $89      $87       $91     $89       $87       $91     $89       $87

  Terminal Value                             515      497      479       552     532       514       589     568       548
                                             ---      ---      ---       ---     ---       ---       ---     ---       ---

Implied Enterprise Value                  $606.4   $586.0   $566.6    $643.2  $621.5    $600.8    $680.0  $657.0    $635.0

% Value in Terminal Value                  84.9%    84.8%    84.6%     85.8%   85.6%     85.5%     86.6%   86.4%     86.3%

% Value in Cash Flows                      15.1%    15.2%    15.4%     14.2%   14.4%     14.5%     13.4%   13.6%     13.7%

Implied Enterprise Value Multiples

  FY1998E Sales                             1.42x    1.37x    1.33x     1.51x   1.46x     1.41x     1.59x   1.54x     1.49x

  FY1998E EBITDA                             8.8      8.5      8.3       9.4     9.1       8.8       9.9     9.6       9.3

  FY1998E EBIT                              12.4     12.0     11.6      13.1    12.7      12.3      13.9    13.4      13.0
----------------------------------------------------------------------------------------------------------------------------

o     Projections based on management estimates

o FY 2003 EBITDA exit multiple based on an analysis of comparative trading multiples and precedent transactions

o     No adjustment made for changes in working capital

o     No adjustment for eliminations associated with corporate overhead


[LOGO] CHASE                                                                  29

         --------------------------------------------------------------
                             Laser Tech Color, Inc.
         --------------------------------------------------------------


[LOGO] CHASE                                                                  30

Laser Tech Color, Inc.
Competitive Overview
================================================================================

                    ----------------------------------------------------------------------------------------------------------
                                                                 Strategic Position
                    ----------------------------------------------------------------------------------------------------------

--------------------  ------------------------  -------------------------  -------------------------  ------------------------
      Company                Laser Tech              Applied Graphics               Schawk                   Unidigital
--------------------  ------------------------  -------------------------  -------------------------  ------------------------

--------------------  ------------------------  -------------------------  -------------------------  ------------------------
   1998 Revenues                $242                       $395                      $143                        $47
--------------------  ------------------------  -------------------------  -------------------------  ------------------------

--------------------  ------------------------  -------------------------  -------------------------  ------------------------
     Products &            Design, Layout       Digital Prepress Services       Art Production                 Imaging
      Services            File Engineering       Broadcast Media Services    Electronic Retouching       Reproductive Media
                         Content Production           Greeting Cards       Platemaking, Press Proofs      Digital Printing
                        Packaging, Promotions           Promotions             Digital Database         Large Format Printing
                         Image Digitization          Imaging Hardware      Lithography, Flexography         Graphic Arts
                           Web Site Design         Data Network System                                  Retouching, Proofing
                             Consulting           Satellite Distribution

Geographic Coverage              US                         US                     Worldwide                   US, UK


 Primary Customers             Omnicom                 McGraw-Hill               General Mills          Advertising Agencies
                             Leo Burnett           Newsweek, Conde Nast       Coca-Cola, PepsiCo              Retailers
                             Office Max             InterPublic Group           Kellogg, Nestle        Financial Institutions
                         Grolier Publishing         Walt Disney / ABC          Procter & Gamble          Government Agencies
                           Zales, Wal-Mart             Time Warner           Publisher's Clearing            Publishers
                           Kraft, Reynolds            General Motors                ConAgra
                             Lowe Group                   Sears                Bayer Corporation

Strategic Strengths    Broad product offering          Consolidator            Global capability        Positioned to capture
                                                                                 and presence             expanding Digital
                       Customer relationships      Superior technology                                      Media market
                                                                             Makes up 20% of total
                         Well positioned to                                   consumer packaging            Opportunistic
                       capitalize on emerging                              segment with competitor,         consolidator
                            technologies                                       Southern Graphics

Strategic Weaknesses      As company formed       Difficulty integrating       Does not provide        Large % of revenue tied
                           from series of           Devon acquisition          turn-key PrePress        to advertising cycles
                       acquisitions, needs to                                      Services
                      develop product identity     Commodity nature of                                 Lack of critical mass -
                       across customer groups         customer base                                         niche player
--------------------  ------------------------  -------------------------  -------------------------  ------------------------

--------------------
      Company
--------------------

-------------------- ------------------    -------------------
   1998 Revenues          Process              Competency
-------------------- ------------------    -------------------

--------------------
     Products &
      Services       ------------------
                      Creative Design
                     ------------------



                     ------------------        Big Flower
Geographic Coverage    Art Production
                     ------------------

 Primary Customers                             Unidigital

                     ------------------
                       Image PrePress
                     ------------------     Applied Graphics

                                                 Schawk

Strategic Strengths  ------------------
                        Plate Making
                     ------------------



                     ------------------
                          Printing
Strategic Weaknesses ------------------
--------------------


[LOGO] CHASE                                                                  31

Laser Tech Color, Inc.
Competitive Overview
================================================================================

                           ---------------------------------------------------------------------------------------------------------
                                                                     Relative Financial Performance
                           ---------------------------------------------------------------------------------------------------------

-------------------------  -------------------------  ---------------------------  ------------------------  -----------------------
Company                            Laser Tech               Applied Graphics                Schawk                 Unidigital
-------------------------  -------------------------  ---------------------------  ------------------------  -----------------------

[The following table was represented as a pie chart in the printed material.]

Revenue Mix                Professional 2%                     Other 9%                   Packaging 70%              US 67%
                             Creative 8%                    Publishing 14%                  Other 30%                UK 33%
                           Production 90%                  Content MGMT 77%

-------------------------  -------------------------  ---------------------------  ------------------------  -----------------------
Key Financial Statistics     1997   1998   1999E(1)     1997     1998   1999E(2)     1997   1998   1999E(3)   1997   1998   1999E(4)
------------------------     ----   ----   --------     ----     ----   --------     ----   ----   --------   ----   ----   --------

Revenues                     $217    $242    $258        $185     $395    $520       $116    $143    $181      $27    $47     $78
% growth                              11%      7%                 114%     32%                23%     27%             74%     66%


EBITDA                      $39.0   $38.2   $44.5       $31.0    $63.0   $88.0      $26.8   $36.1   $45.5     $3.1   $6.2   $11.8
% growth                              -2%     16%                 103%     40%                35%     26%             96%     91%
% margin                      18%     16%     17%         17%      16%     17%        23%     25%     25%      12%    13%     15%

Capital Expenditure          16.0    27.9    18.8       $14.0    $24.0      24       $7.1    $9.5      NA     $1.4   $1.6      NA
% Revenues                     7%     12%      7%          8%       6%      5%         6%      7%               5%     3%
% EBITDA                      41%     73%     42%         45%      38%     27%        27%     26%              44%    26%

I/B/E/S LT Growth Rate                                                     16%                        20%                      NA
-------------------------  -------------------------  ---------------------------  ------------------------  -----------------------

1 Management Estimates, no adjustment for corporate overhead.
2 SG Cowen research dated 11/27/98.
3 CJS Securities research dated 1/4/99.
4 CIBC research dated 1/19/99.


[LOGO] CHASE                                                                  32

Laser Tech Color, Inc.
Summary Financial Performance
================================================================================

Management Projections

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    1999E-2004E
                          1996       1997      1998    1999E     2000E      2001E     2002E      2003E    2004E        CAGR %
----------------------------------------------------------------------------------------------------------------------------------

Total Revenues           $183.8     $217.3    $241.5   $258.2    $282.7     $308.2   $334.4     $361.1    $390.0        8.6%
% Growth                     NA      18.2%     11.1%     6.9%      9.5%       9.0%     8.5%       8.0%      8.0%

EBITDA                     28.4       39.0      38.2     44.5      50.3       55.5     60.9       65.7      71.0        9.8%
% Margin                  15.5%      17.9%     15.8%    17.2%     17.8%      18.0%    18.2%      18.2%     18.2%

EBIT                       14.8       23.2      21.0     24.3      29.4       33.0     37.9       41.4      44.4       12.8%
% Margin                   8.1%      10.7%      8.7%     9.4%     10.4%      10.7%    11.3%      11.5%     11.4%

Depreciation and
Amortization               13.6       15.8      17.2     20.2      20.9       22.5     23.0       24.3      26.6
----------------------------------------------------------------------------------------------------------------------------------

Comparison of Actual v. Budgeted Income Data

----------------------------------------------------------------------------------------------------------------------------------
                                                                                            Forecast   Budget
                        1Q 99A     1Q 99B     % Change   1Q 99A     1Q 98A    % Change        1999      1999       % Change
----------------------------------------------------------------------------------------------------------------------------------

Total Revenues           $61.1      $62.2       -1.8%     $61.1      $57.4     -11.1%        $253.9    $258.2         -1.7%

EBITDA                     8.6        9.9      -13.3%       8.6        9.0      -5.1%         $41.4     $44.5         -7.1%
% Margin                 14.0%      15.9%                 16.8%      15.7%                    16.3%     17.3%
----------------------------------------------------------------------------------------------------------------------------------


[LOGO] CHASE                                                                  33

Laser Tech Color, Inc.
Trading Comparatives
================================================================================

--------------------------------------------------------------------------------
               Enterprise Value to LTM EBITDA Multiple Comparison
--------------------------------------------------------------------------------

[The following table was represented as a bar chart in the printed material.]

SGK                   8.0x
AGTX                  7.7x
UNDG                  7.7x
BGF                   6.5x

Mean = 7.8x

--------------------------------------------------------------------------------
              Enterprise Value to 1999E EBITDA Multiple Comparison
--------------------------------------------------------------------------------

[The following table was represented as a bar chart in the printed material.]

SGK                   6.3x
BGF                   5.8x
UNDG                  5.7x
AGTX                  4.8x

Mean = 5.7x

------------------------------------------------------------------------------------------------------------------------------------
                                                                         Price Per Share /               Enterprise Value/
                                 Share     % of     % of    Market   ------------------------            -----------------  5-Year
                        Ticker   Price   52-week  52-week  Value of   LTM   CY1999E   CY2000E  Enterprise  LTM   1999E     Projected
Company                 Symbol  5/11/99    High     Low     Equity    EPS     EPS       EPS       Value   EBITDA  EBITDA  EPS Growth
------------------------------------------------------------------------------------------------------------------------------------

Premedia
Applied Graphics Techn   AGTX    10.38     18.2    176.6    232.3     8.6     9.4        3.6      422.0     7.7   4.8         16.0%
Schawk Inc                SGK    11.88     68.3    166.7    260.2    14.7    13.6       11.3      287.1     8.0   6.3         20.0%
Unidigital, Inc.         UNDG     4.88     54.2    130.0     25.8    16.9     8.4        6.0      104.2     7.7   5.7            NA

                                                            --------------------------------------------------------------
                                                            High     16.9x   13.6x      11.3x               8.0x  6.3x
                                                            Median   14.7     9.4        6.0                7.7   5.7
                                                            Mean     13.4    10.5        7.0                7.8   5.7
                                                            Low       8.6     8.4        3.6                7.7   4.8
                                                            --------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Big Flower Hldgs Inc      BGF   $31.63    87.4%   208.2%   $700.8   13.5x   14.8x      12.5x   $1,601.7    6.5x   5.8         16.3%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------


[LOGO] CHASE                                                                  34

Laser Tech Color, Inc.
Historical EV/EBITDA Multiple Analysis
================================================================================

-----------------------------------------------------------------------------------------------------------------------------
                                           1995                            1996                            1997
                              ------------------------------  ------------------------------  ------------------------------
Company                       LTM 1Q  LTM 2Q  LTM 3Q  LTM 4Q  LTM 1Q  LTM 2Q  LTM 3Q  LTM 4Q  LTM 1Q  LTM 2Q  LTM 3Q  LTM 4Q
-----------------------------------------------------------------------------------------------------------------------------
Applied Color Graphics          NA      NA      NA      NA      NA      NA      NA      NA     20.1x   21.3x   22.0x   26.9x
Schawk                         7.6     8.3     8.2     7.8     9.1     8.4     7.6     7.7      5.8     7.3     9.2    10.7
UNDG                            NA      NA      NA      NA      NA      NA      NA      NA      5.8     6.3     6.9     6.8

-----------------------------------------------------------------------------------------------------------------------------
Mean                           7.6     8.3     8.2     7.8     9.1     8.4     7.6     7.7     10.6    11.6    12.7    14.8
-----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------
                                           1998
                              ------------------------------  5/11/99
Company                       LTM 1Q  LTM 2Q  LTM 3Q  LTM 4Q    LTM
----------------------------------------------------------------------
Applied Color Graphics         24.2x   28.8x   17.6x   7.9x     7.7x
Schawk                          9.4    11.4    10.6    8.7      8.0
UNDG                            7.3     7.4     8.0*   9.2*     7.7

----------------------------------------------------------------------
Mean                           13.6    15.9    12.1    8.6      7.8
----------------------------------------------------------------------

* Unidigital makes three
  strategic acquisitions during
  2Q and 3Q '98, Kwik Color,
  Megaart, and Zazula

--------------------------------------------------------------------------------
                                      1995
--------------------------------------------------------------------------------

                                                       Group Mean = 8.0x

[The following table was represented as a bar chart in the printed material.]

                        LTM 1Q       LTM 2Q        LTM 3Q      LTM 4Q
                        ------       ------        ------      ------

Schawk                    7.6          8.3           8.2         7.8

--------------------------------------------------------------------------------
                                      1996
--------------------------------------------------------------------------------

                                                       Group Mean = 8.2x

[The following table was represented as a bar chart in the printed material.]

                        LTM 1Q       LTM 2Q        LTM 3Q      LTM 4Q
                        ------       ------        ------      ------

Schawk                    9.1          8.4           7.6         7.7

--------------------------------------------------------------------------------
                                      1997
--------------------------------------------------------------------------------

                                                       Group Mean = 12.4x

[The following table was represented as a bar chart in the printed material.]

                            LTM 1Q         LTM 2Q        LTM 3Q       LTM 4Q
                            ------         ------        ------       ------

Applied Color
Graphics                     20.1           21.3         22.0         26.9

Schawk                        5.8            7.3          9.2         10.7

UNDG                          5.8            6.3          6.9          6.8


--------------------------------------------------------------------------------
                                      1998
--------------------------------------------------------------------------------

                                                       Group Mean = 12.5x

                            LTM 1Q         LTM 2Q        LTM 3Q       LTM 4Q
                            ------         ------        ------       ------

Applied Color
Graphics                     24.2           28.8         17.6          7.9

Schawk                        9.4           11.4         10.6          8.7

UNDG                          7.3            7.4          8.0          9.2


[LOGO] CHASE                                                                  35

Laser Tech Color, Inc.
Historical P/E Multiple Analysis
================================================================================

--------------------------------------------------------------------------------
                     1996 Forward P/E    1997 Forward P/E      1998 Forward P/E
                     ----------------    ----------------      ----------------
Company              1997       1998     1998        1999      1999       2000
--------------------------------------------------------------------------------
Applied Graphics     58.8x      33.1x    59.3x       37.1x     15.5x      12.4x
Schawk               10.3         NA     21.6        18.1      18.8       16.1
Unidigital             NA         NA       NA          NA       7.1        5.3

--------------------------------------------------------------------------------
Mean                 34.6       33.1     40.5        27.6      13.8       11.3
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      1996
--------------------------------------------------------------------------------

[The following table was represented as a bar chart in the printed material.]

                             1997E          1998E
                             -----          -----

AGTX                         58.8           33.1

SGK                          10.3             --

S&P 500                      18.3           17.2

--------------------------------------------------------------------------------
                                      1997
--------------------------------------------------------------------------------

[The following table was represented as a bar chart in the printed material.]

                            1998E          1999E
                            -----          -----

AGTX                         59.3           37.1

SGK                          21.6           18.1

S&P 500                      21.5           19.9


--------------------------------------------------------------------------------
                                      1998
--------------------------------------------------------------------------------

[The following table was represented as a bar chart in the printed material.]

                            1999E          2000E
                            -----          -----

AGTX                         15.5           12.4

SGK                          18.8           16.1

UDG                           7.1            5.3

S&P 500                      27.1           25.9

Source: Factset; Price as of year end divided by mean EPS estimate.


[LOGO] CHASE                                                                  36

[LOGO] CHASE                                                                  37

Laser Tech Color, Inc.
Transaction Comparatives
================================================================================

--------------------------------------------------------------------------------
                              Premedia Transactions
--------------------------------------------------------------------------------

o The Premedia industry is consolidating quickly, Applied Graphics, Schawk and Laser Tech have actively pursued aggressive acquisition strategies to enhance existing premedia capabilities and add new technologically oriented services

o Listed below are selected recent premedia transactions, including 3 years of Laser Tech acquisition history

o In March, Schawk abandoned its efforts to acquire Wace Group PLC, paving the way for Applied Graphics to acquire the London based premedia company for approximately $180 million. Wace recorded pre-tax losses in 1997 and 1998 of $68 million and $124 million, respectively

--------------------------------------------------------------------------------
Acquirer                 Target                         Transaction
Company Name             Company Name                   Value ($MM)     Date
--------------------------------------------------------------------------------
Applied Graphics Tech    Wace                               180.1     Pending
Unidigital               Kwik International Color            27.4      Mar-98
Applied Graphics Tech    Flying Color Graphics               22.2      Jan-98
Applied Graphics Tech    Devon Group                        441.5      Feb-98

Laser Tech               Admagic                              n/a      Nov-98
Laser Tech               Imaging Consortium                   n/a      Jul-98
Laser Tech               Enteron                              n/a      May-98
Laser Tech               Fusion Group                         n/a      Mar-98
Laser Tech               Gamma One                            n/a      Nov-97
Laser Tech               Designer color                       n/a      Dec-96
Laser Tech               Pacific Color                        n/a      Oct-96
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
               Transaction Value to LTM EBITDA Multiple Comparison
--------------------------------------------------------------------------------

[The following table was represented as a bar chart in the printed material.]

        Laser Tech/
          Admagic                     3.9x

        Laser Tech/
     Image Consortium                 4.3x

        Laser Tech/
      Designer Color                  4.9x

        Laser Tech/
         Gamma One                    5.1x

        Laser Tech/
          Enteron                     5.2x

    Laser Tech/ Pacific
           Color                      5.3x

    Laser Tech/ Fusion
           Group                      5.8x

     Applied Graphics/
           Wace                         NM

     Applied Graphics/
        Devon Group                   7.4x

     Applied Graphics/
       Flying Color                   8.4x

   Unidigital/ Kwik Intl
           Color                      9.8x

Mean = 6.0x


[LOGO] CHASE                                                                  38

Laser Tech Color, Inc.
Preliminary Discounted Cashflow Analysis
================================================================================

--------------------------------------------------------------------------------------------------------------------------------
($ in millions)
FY 2003P EBITDA Exit Multiple                           4.0x                       5.5x                          6.0x
                                             -------------------------   --------------------------   --------------------------
Discount Rate                                 10.0%    11.0%    12.0%     10.0%    11.0%     12.0%     10.0%     11.0%     12.0%
                                              -----    -----    -----     -----    -----     -----     -----     -----     -----
--------------------------------------------------------------------------------------------------------------------------------

Present Value of

  Cash Flows - Years 1-5                        $71      $69      $67       $71      $69        $67       $71      $69       $67

  Terminal Value                                180      173      167       247      238        230       269      260       251
                                                ---      ---      ---       ---      ---        ---       ---      ---       ---

Implied Enterprise Value                     $250.2   $242.2   $234.6    $317.5   $307.1     $297.2    $340.0   $328.8    $318.1

% Value in Terminal Value                     71.8%    71.5%    71.2%     77.8%    77.5%      77.3%     79.2%    79.0%     78.8%

% Value in Cash Flows                         28.2%    28.5%    28.8%     22.2%    22.5%      22.7%     20.8%    21.0%     21.2%

Implied Enterprise Value Multiples

  FY1998E Sales                               1.04x    1.00x    0.97x     1.31x    1.27x      1.23x     1.41x    1.36x     1.32x

  FY1998E EBITDA                                6.5      6.3      6.1       8.3      8.0        7.8       8.9      8.6       8.3

  FY1998E EBIT                                 10.3     10.0      9.7      13.1     12.7       12.3      14.0     13.6      13.1
--------------------------------------------------------------------------------------------------------------------------------

o     Projections based on management estimates

o FY 2003 EBITDA exit multiple based on an analysis of comparative trading multiples and precedent transactions

o     No adjustment made for changes in working capital

o     No adjustment for eliminations associated with corporate overhead


[LOGO] CHASE                                                                  39

--------------------------------------------------------------------------------
                             Columbine JDS Systems
--------------------------------------------------------------------------------


[LOGO] CHASE                                                                  40

Columbine JDS Systems
Competitive Overview
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                         ------------------------------------------------------------------------------------------------
                                                                  Strategic Position
                         ------------------------------------------------------------------------------------------------

--------------------     -----------------------------      ------------------------------     --------------------------
      Company                Columbine JDS Systems                Enterprise Software             Donovan Data Systems
--------------------     -----------------------------      ------------------------------     --------------------------

--------------------     -----------------------------      ------------------------------     --------------------------
    1998 Revenues                     $80                                 $30                              NA
--------------------     -----------------------------      ------------------------------     --------------------------

--------------------     -----------------------------      ------------------------------     --------------------------
Products & Services            Electronic Media               Mission Critical Enterprise            Data Processing
                              Management Software                 Management Software            Information Management
                                                                                                        Services
                                 Media Buying,                Program Management Software             Media Buying,
                         Trafficking & Billing Systems               Media Buying,                Trafficking & Billing
                                                                                                         Systems
                              Internet Invoicing             Trafficking & Billing Systems           Production and
                                                                                                        Corporate
                                                              Back Office Administration          Accounting Solutions

Geographic Coverage            US, 33 Countries                 US, UK, Western Europe,          US, Canada, UK, France
                                                                New Zealand, Australia,             Germany, Ireland
                                                             Southeast Asia and S. Africa

 Primary Customers            Turner Broadcasting               NBC Television Stations                 Bates USA
                              The New York Times              Tribune Television Stations            Ogilvy & Mather
                                      MTV                          Time-Warner Cable                J. Walter Thompson
                                   Telemundo                           TCI Cable                    Saatchi & Saatchi
                                  T.V. Azteca                         Laser Sales                   Young & Rubicam
                               Grey Advertising                       Network 10
                                  Time Warner                            TVNZ

Strategic Strengths         Broad product spectrum              Broad product spectrum             Dominance in workflow
                             Expertise in process              Integrated media support            with top advertising
                                  integration                          services                          agencies
                           Traffic & billing leader                                              Leader in electronic data
                              Strong longstanding                                                 interchange technology
                            customer relationships
                            International presence

Strategic Weaknesses                                          No significant presence in          Limited global presence
                                                              agency, national rep sales          Customer concentration
                                                                   and radio sectors           (ie. advertising agencies and
                                                                                                        rep sales)
--------------------     -----------------------------      ------------------------------     --------------------------


[LOGO] CHASE                                                                  41

Columbine JDS Systems
Competitive Overview
--------------------------------------------------------------------------------

                                      ----------------------------------------------------------------------------
                                                            Relative Financial Performance
                                      ----------------------------------------------------------------------------

-------------------------             -----------------------------------        ---------------------------------
Company                                      Columbine JDS Systems                     Enterprise Software(2)
-------------------------             -----------------------------------        ---------------------------------

-------------------------
Revenue Mix                                  Other Products 15%                          Domestic 53%
-------------------------                    Paradigm 10%                                International 47%
                                             BIAS 27%
                                             CSI 18%
                                             JDS 9%
                                             MCAS 5%
                                             Agency 16%

-------------------------             -----------------------------------        ---------------------------------
Key Financial Statistics               1997          1998        1999E(1)        1997            1998         1999
                                       ----          ----        --------        ----            ----         ----
Revenues                               $71           $80           $87           $25             $30           NA
% growth                                              13%            9%                           22%

EBITDA                                $13.8         $19.2         $23.8          $3.5            $6.1          NA
% growth                                              39%           24%                           73%
% margin                                20%           24%           27%           14%             20%

Capital Expenditure                     NA            NA            NA           $0.5            $0.5          NA
% Revenues                                                                         2%              2%
% EBITDA                                                                          15%              8%
-------------------------             -----------------------------------        ---------------------------------

(1) Based on management estimates.
(2) Based on LTM financials.


[LOGO] CHASE                                                                  42

Columbine JDS Systems
Summary Financial Performance
--------------------------------------------------------------------------------

Management Projections

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         1999E-2004E
                                  1996      1997      1998     1999E     2000E     2001E     2002E     2003E     2004E     CAGR %
------------------------------------------------------------------------------------------------------------------------------------
Total Revenues                   $68.9     $70.7     $79.5     $86.6     $99.6    $114.5    $125.7    $136.0    $146.9      11.1%
% Growth                            NA       2.6%     12.4%      8.9%     15.0%     15.0%      9.8%      8.2%      8.0%

EBITDA                            11.7      13.8      19.2      23.8      26.9      34.4      37.8      40.8      44.1      13.1%
% Margin                          17.0%     19.5%     24.2%     27.5%     27.0%     30.0%     30.1%     30.0%     30.0%

EBIT                               3.2       5.5      11.2      13.9      16.9      23.5      26.3      28.6      31.5      17.8%
% Margin                           4.6%      7.8%     14.1%     16.1%     17.0%     20.5%     20.9%     21.0%     21.4%

Depreciation and Amortization      8.5       8.3       8.0       9.9      10.0      10.9      11.5      12.2      12.6
------------------------------------------------------------------------------------------------------------------------------------

Comparison of Actual v. Budgeted Income Data

----------------------------------------------------------------------------------------------------------------
                                                                                   Forecast   Budget
                   1Q 99A    1Q 99B    % Change     1Q 99A     1Q 98A    % Change    1999      1999     % Change
----------------------------------------------------------------------------------------------------------------
Total Revenues     $18.9      $20.3      -7.2%      $18.9      $18.5        1.7%    $83.8      $86.6      -3.2%

EBITDA               4.1        5.1     -20.2%        4.1        3.9        4.8%    $21.7      $23.8      -9.0%
% Margin            21.5%      25.0%                 21.5%      20.9%                25.9%      27.5%
----------------------------------------------------------------------------------------------------------------


[LOGO] CHASE                                                                  43

Columbine JDS Systems
Trading Comparatives
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Enterprise Value to LTM EBITDA Multiple Comparison
--------------------------------------------------------------------------------

[The following table was represented as a bar chart in the printed material.]

CSGS                29.6x
DST                 13.6x
ENSW                12.6x
CVG                 10.2x
EPIC                 9.8x
BGF                  6.5x

Mean = 11.6x

--------------------------------------------------------------------------------
Enterprise Value to 1999E EBITDA Multiple Comparison
--------------------------------------------------------------------------------

[The following table was represented as a bar chart in the printed material.]

CSGS                18.9x
DST                 11.7x
EPIC                 8.7x
CVG                  8.4x
BGF                  5.8x
ENSW                   NA

Mean = 9.6x

----------------------------------------------------------------------------------
                                                    Share        % of       5 of
                                        Ticker      Price      52-week     52-week
Company                                 Symbol     5/11/99       High        Low
----------------------------------------------------------------------------------
Media Software/Broadcast Services
Convergys Corp                           CVG       $17.56        73.9%      182.5%
CSG Sys Intl Inc                         CSGS       37.75        81.6%      206.8%
DST Sys Inc. Del                         DST        53.75        76.2%      158.1%
Enterprise Software Inc                  ENSW        8.50        68.0%      209.2%
Epicor Software Corp                     EPIC        7.25        26.6%      134.9%
---------------------------------------------------------------------------------
Big Flower Hldgs Inc                     BGF       $31.63        87.4%      208.2%
----------------------------------------------------------------------------------

----------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                           Price Per Share/                Enterprise Value/
                                      Market       -------------------------------         -----------------        5-Year
                                     Value of       LTM        CY1999E     CY2000E           LTM       1999E       Projected
Company                               Equity        EPS          EPS         EPS           EBITDA     EBITDA      EPS Growth
----------------------------------------------------------------------------------------------------------------------------
Media Software/Broadcast Services
Convergys Corp                       $2,720.3      21.7x        18.3x       14.8x           10.2x       8.4x         20.7%
CSG Sys Intl Inc                      2,076.2        NM         35.0        27.2            29.6       18.9x         37.0%
DST Sys Inc Del                       3,515.0      36.0         28.1        23.8            13.6       11.7x         10.0%
Enterprise Software Inc                  56.9        NM           NA          NA            12.6         NA            NA
Epicor Software Corp                    293.1      18.8         13.9         9.1             9.8        8.7x           5.1%

                                     ---------------------------------------------------------------------------------------
                                     High          36.0x        35.0x       27.2x           29.6x      18.9x         37.0%
                                     Median        21.7         23.2        19.3            12.6       10.2          15.4%
                                     Mean(1)       25.5         23.8        18.7            11.6        9.6          18.2%
                                     Low           18.8         13.9         9.1             9.8        8.4           5.1%
                                     ---------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
Big Flower Hldgs Inc                   $700.8      13.5x        14.8x       12.5x            6.5x       5.8x         16.3%
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

(1) Mean calculation excludes CSGS LTM and 1999E EBITDA multiples.


[LOGO] CHASE                                                                  44

Columbine JDS Systems
Transaction Comparatives
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Media Software/Broadcast Services Transactions
--------------------------------------------------------------------------------

o The Media Software and Broadcast Services Industry is highly fragmented and consolidating, with Columbine, Enterprise Software and Donovan Data Systems dominating the market share.

------------------------------------------------------------------------------------------------
                                                                            Transaction
Acquiror                            Target                                  Value ($MM)    Date
------------------------------------------------------------------------------------------------
LiveWire Ventures LLC               Enterprise Software Inc                     $88.4     May-89
Convergys Corp                      Wiztec Solutions Inc                         71.4     Feb-99
Quintiles Transnational Corp        Envoy Corp                                 1389.5     Dec-98
DST Systems Inc                     USCS International Inc                      900.4     Sep-98
Hyperion Solutions Corp             Hyperion Software Corp                      751.5     May-98
Enterprise Software Inc             REVIVE Technologies Inc                      14.1     Aug-98
Big Flower Press Holdings, Inc      Columbine JDS Systems                          NA     Sep-97
Affiliated Computer Services Inc    Computer Data Systems Inc                   325.0     Sep-97
CSG Systems International Inc.      Tele-Communications Inc (Summitrack)        106.0     Aug-97
IndeNet Inc                         Enterprise Systems Group Ltd                 27.4     Mar-96
------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Transaction Value to LTM EBITDA Multiple Comparison
--------------------------------------------------------------------------------

[The following table was represented as a bar chart in the printed material.]

DST Systems / USCS Intl                           7.5x
IndeNet / Enterprise Systems                      8.0x
Convergys / Wiztec Solutions*                    13.4x
LiveWire Ventures / Enterprise Software*         14.4x
Hyperion Solutions / Hyperion Software           14.9x
Affiliated Computer Svs / Computer Data Sys      18.1x
Quintiles Transnational / Envoy                  23.4x
                                            Mean=14.2x
* Pending


[LOGO] CHASE                                                                  45

Columbine JDS Systems
Preliminary Discounted Cashflow Analysis
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
($ in millions)

FY 2003P EBITDA Exit Multiple                   7.0x                          7.5x                          8.0x
                                     --------------------------    --------------------------    --------------------------
Discount Rate                         10.0%     11.0%     12.0%     10.0%     11.0%     12.0%     10.0%     11.0%     12.0%
                                      -----     -----     -----     -----     -----     -----     -----     -----     -----
---------------------------------------------------------------------------------------------------------------------------
   Present Value of
      Cash Flows - Years 1-5            $73       $72       $70       $73       $72       $70       $73       $72       $70
      Terminal Value                    191       185       178       205       198       191       219       211       203
                                        ---       ---       ---       ---       ---       ---       ---       ---       ---
Implied Enterprise Value             $264.7    $256.2    $248.1    $278.4    $269.4    $260.9    $292.0    $282.6    $273.6
% Value in Terminal Value              72.3%     72.0%     71.7%     73.8%     73.4%     73.l%     74.9%     74.6%     74.4%
% Value in Cash Flows                  27.7%     28.0%     28.3%     26.4%     26.6%     26.9%     25.1%     25.4%     25.6%

Implied Enterprise Value Multiples
   FY1998E Sales                       3.29x     3.18x     3.08x     3.46x     3.35x     3.24x     3.63x     3.51x     3.40x
   FY1998E EBITDA                      13.5      13.0      12.6      14.2      13.7      13.3      14.9      14.4      13.9
   FY1998E EBIT                        17.7      17.1      l6.6      18.6      18.0      17.4      19.5      18.9      18.3
---------------------------------------------------------------------------------------------------------------------------

o     Projections based on management estimates

o FY 2003 EBITDA exit multiple based on an analysis of comparative trading multiples and precedent transactions

o     No adjustment made for changes in working capital

o     No adjustment for eliminations associated with corporate overhead


[LOGO] CHASE                                                                  46